SCHEDULE 14A

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[X] Soliciting Material Pursuant to Section 240.14a-12


                            SUPERIOR FINANCIAL CORP.

                             -----------------------

                (Name of Registrant as Specified in its Charter)

                             -----------------------

                              ARVEST HOLDINGS, INC.

                                   ARVEST BANK

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transactions:
    (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.



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    Identify the previous filing by registration statement number, or the
    Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:



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     Forward-Looking Statements
     --------------------------

     This release contains forward looking statements within the meaning of the federal securities laws. The forward looking statements in this release are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the statements. Factors that may cause results or outcomes to differ materially from those contemplated by such forward looking statements include, among other things, the following possibilities: (i) changes in the financial condition of the parties, changes in the economy generally, or in changes in the financial services industry that could adversely affect the willingness or ability of the parties to consummate the proposed transactions; (ii) changes in the regulatory environment that could impede or prevent the consummation of the proposed transactions;
     (iii) adverse developments in pending litigation; and (iv) other events beyond the control of the parties that prevent the consummation of the proposed transactions. When used in this release, the words "anticipate, expect, believe, may, might, will" and similar expressions are intended to identify forward looking statements.

     Additional Information
     ----------------------

     Stockholders of Superior Financial Corp. ("Superior") are urged to read the proxy statement that Superior will file on Schedule 14A with the Securities and Exchange Commission ("SEC") when it becomes available, and any other relevant documents filed or to be filed in the future with the SEC because those documents contain important information about Superior, the proposed transactions and related matters. Investors and security holders can obtain free copies of the proxy statement at Superior's web site, www.superiorfinancialcorp.com or by contacting Superior Financial Corp., 16101 LaGrande Drive, Suite 103, Little Rock, AR 72223, Robert A. Kuehl (Telephone: (501) 324-7255). Investors and security holders can also obtain free copies of the proxy statement and other documents filed by Superior and henceforth by Arvest Holdings, Inc. ("Arvest") or Arvest Bank ("Arvest Bank") with the SEC in connection with the proposed transactions at the SEC's web site at www.sec.gov.

     In addition to the proxy statement, Superior files annual, quarterly and special reports, proxy statements and other information with the SEC, each of which are available at the SEC's web site at www.sec.gov. Neither Arvest nor Arvest Bank have previously filed any reports or other information with the SEC because neither Arvest nor Arvest Bank have any securities registered pursuant to the Securities Exchange Act of 1934, as amended. You may also read and copy any reports, statements and other information filed by Superior and henceforth by Arvest or Arvest Bank at the SEC public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information.

     Superior, Arvest, Arvest Bank and their respective directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of Superior's stockholders to approve the proposed



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     transactions. Such individuals may have interests in the transactions, including as a result of holding options or shares of Superior's stock. Information regarding Arvest and its directors and officers and Arvest Bank and its directors and officers is contained herein. Information regarding Superior and its directors and officers is contained in its proxy statement on Schedule 14A, filed with the SEC on April 17, 2003.

     Information Regarding Participants on behalf of Arvest

     Set forth below is the name, business address and principal occupation or employment of each director and executive officer of Arvest. The name of each person who is a director of Arvest is marked with an asterisk. The business address of each person listed below is 125 West Central, Suite 218, Bentonville, AR 72712. As of the date of this filing, none of the directors or executive officers listed below individually held any options or shares of Superior Financial Corp. securities.

        Name and Business Address     Principal Occupation or Employment
        -------------------------     ----------------------------------

Jim C. Walton*                        President of Arvest and Chairman & Chief
                                      Executive Officer of Arvest Bank

Richard D. Chapman*                   Vice President of Arvest

J. Robert Kelly*                      Executive Vice President/Financial
                                      Management Division of Arvest Bank


     Information Regarding Participants on behalf of Arvest Bank
     -----------------------------------------------------------

     Set forth below is the name, business address and principal occupation or employment of each director and executive officer of Arvest Bank. The name of each person who is a director of Arvest Bank is marked with an asterisk. The business address of each person listed below is 125 West Central, Suite 218, Bentonville, AR 72712. As of the date of this filing, none of the directors or executive officers listed below individually held any options or shares of Superior Financial Corp. securities.

        Name and Business Address     Principal Occupation or Employment
        -------------------------     ----------------------------------

Jim C. Walton*                        Chairman & Chief Executive Officer of
                                      Arvest and Arvest Bank

K. Kevin Sabin*                       President & Chief Operating Officer of
                                      Arvest Bank

J. Robert Kelly*                      Executive Vice President/Financial
                                      Management Division of Arvest Bank

Phillip O. Porter*                    Executive Vice President/Systems &
                                      Technology Division of Arvest Bank

Ron Strother*                         Regional Executive of Arvest Bank

Scott Grigsby*                        Regional Executive of Arvest Bank


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Bradley Krieger*                      Regional Executive of Arvest Bank

Mel Parks*                            Executive Vice President of Arvest Bank
                                      and Arvest Asset Management President

Burton E. Stacy*                      Regional Executive of Arvest Bank

Alan S. Greear                        Executive Vice President of Arvest Bank

Karla S. Payne                        Senior Vice President/Finance



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                                INDEX TO EXHIBITS

Exhibit No.            Exhibit
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99.1                   Press Release issued by Arvest Bank on May 16, 2003